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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported) December 15, 1999



                           Navigant Consulting, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      0-28830                 36-4094854
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)



615 North Wabash, Chicago, IL                                       60611
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone number, including area code  (312) 573-5600
                                                    ---------------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
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     On December 15, 1999, the Board of Directors of Navigant Consulting, Inc.
(the "Company") adopted a Rights Agreement (the "Rights Agreement"). A copy of the Rights Agreement is filed as an Exhibit hereto and is incorporated by reference herein.

     Pursuant to the Rights Agreement, the Company will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock, of the Company as of the close of business on December 27, 1999.

Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
     ---------

4 Rights Agreement dated as of December 15, 1999 between the Company and American Stock Transfer & Trust Company, as Rights Agent.

20      Press Release issued by the Company.


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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has fully cased this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         NAVIGANT CONSULTING, INC.



Date: December 17, 1999                  By: /s/ M.H. Saranow
                                             ________________________
                                             Name: M.H. Saranow
                                             Title: Chairman


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                                 EXHIBIT INDEX
                                 -------------

          The following exhibits are filed herewith:

Exhibit No.         Description
-----------         -----------

4                   Rights Agreement dated as of  December 15,
                    1999 between the Company and American
                    Stock Transfer & Trust Company, as Rights Agent.

20                  Press Release issued by the Company.

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